UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2023

M3-BRIGADE ACQUISITION III CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40946	86-3185502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor
New York, New York 10019
(Address of principal executive offices, including zip code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

●         Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant	MBSC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MBSC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MBSC WS	New York Stock Exchange

●         Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

●         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting of its Stockholders

On September 11, 2023, M3-Brigade Acquisition III Corp. (“MBSC” or the “Company”) held a special meeting of stockholders (the “Stockholders Meeting”) in connection with that certain Business Combination Agreement, dated December 14, 2022, by and among MBSC, Greenfire Resources Ltd., an Alberta corporation (“PubCo”), DE Greenfire Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of PubCo, 2476276 Alberta ULC, an Alberta unlimited liability corporation and a direct, wholly-owned subsidiary of PubCo, and Greenfire Resources Inc. (“Greenfire”), an Alberta corporation (as amended on April 21, 2023, June 15, 2023 and September 5, 2023, and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), as described in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 14, 2023 (the “Proxy Statement”).

Present at the Stockholders Meeting were holders of 28,878,044 shares of the Company’s common stock (the “Common Stock”) virtually or by proxy, representing 77% of the voting power of the Common Stock as of July 31, 2023, the record date for the Stockholders Meeting (the “Stockholders Meeting Record Date”), and constituting a quorum for the transaction of business. As of the Stockholders Meeting Record Date, there were 37,500,000 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, as defined and described in greater detail in the Proxy Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Business Combination Proposal received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal:

For	Against	Abstain
26,130,268	1,321,722	1,426,054

Special Meeting of its Warrantholders

On September 11, 2023, the Company held a special meeting (the “Warrantholders Meeting”) of holders of public warrants to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“MBSC Public Warrants,” and such holders, the “Public Warrantholders”), at which the Public Warrantholders voted on an amendment to that certain Public Warrant Agreement, dated October 21, 2021, between MBSC and Continental Stock Transfer and Trust Company, as warrant agent, in the form attached as Annex M to the Proxy Statement, to provide that, upon the Closing (as defined in the Proxy Statement), each MBSC Public Warrant will be exchanged by such holder with MBSC for cash in the amount of $0.50 per MBSC Public Warrant.

Present at the Warrantholders Meeting were holders of 6,970,136 of the MBSC Public Warrants, virtually or by proxy, representing 69.70% of the voting power of the MBSC Public Warrants as of July 31, 2023, the record date for the Warrantholders Meeting (the “Warrantholders Meeting Record Date”), and constituting a quorum for the transaction of business. As of the Warrantholders Meeting Record Date, there were 10,000,000 MBSC Public Warrants issued and outstanding.

At the Warrantholders Meeting, the Company’s Public Warrantholders approved the Warrant Amendment Proposal, as defined and described in greater detail in the Proxy Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Public Warrantholders as the Warrant Amendment Proposal received a sufficient number of votes for approval.

Set forth below are the final voting results for the Warrant Amendment Proposal:

For	Against	Abstain
5,483,269	1,352,651	134,216

Closing of the Business Combination

As previously disclosed, Greenfire is seeking to consummate a potential refinancing (the “Potential Refinancing”) of Greenfire’s 12.000% Senior Secured Notes due 2025 prior to or concurrently with the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”).

All conditions to Closing have been met (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions), subject to receipt of Aggregate Transaction Proceeds (as defined in the Business Combination Agreement) equal to or greater than $100,000,000. The Company expects the Closing to occur on the earlier of the closing of the Potential Refinancing and September 27, 2023.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between PubCo, MBSC, Greenfire and the other parties thereto. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the timing to complete the proposed business combination by MBSC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MBSC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against PubCo, MBSC, Greenfire or any investigation or inquiry following announcement of the proposed business combination, including in connection with the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain approval of MBSC’s stockholders or the inability to receive approval of the proposed plan of arrangement in connection with the proposed business combination; (v) Greenfire’s and PubCo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the ability of the parties to obtain the listing of PubCo’s common shares and warrants on the New York Stock Exchange upon the closing of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Greenfire; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of redemptions by MBSC’s public stockholders being greater than expected; (xi) the management and board composition of PubCo following completion of the proposed business combination; (xii) limited liquidity and trading of PubCo’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Greenfire or MBSC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) the possibility that the COVID-19 pandemic or another major disease disrupts Greenfire’s business; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Greenfire’s resources; (xix) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; (xx) risks associated with the oil and gas industry in general (e.g., operational risks in development, exploration and production; disruptions to the Canadian and global economy resulting from major public health events, the Russian-Ukrainian war and the impact on the global economy and commodity prices; the impacts of inflation and supply chain issues and steps taken by central banks to curb inflation; pandemic, war, terrorist events, political upheavals and other similar events; events impacting the supply and demand for oil and gas including the COVID-19 pandemic and actions taken by the OPEC + group; delays or changes in plans with respect to exploration or development projects or capital expenditures); (xxi) the uncertainty of reserve estimates; (xxii) the uncertainty of estimates and projections relating to production, costs and expenses; (xxiii) health, safety and environmental risks; (xxiv) commodity price and exchange rate fluctuations; (xxv) changes in legislation affecting the oil and gas industry; (xxvi) uncertainties resulting from potential delays or changes in plans with respect to exploration or development projects or capital expenditures; and (xxvii) the risk that the Potential Refinancing is unsuccessful or does not occur. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of MBSC’s registration on Form S-1 (Registration Nos. 333-256017 and 333-260423), MBSC’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, MBSC’s quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on June 2, 2023, the Registration Statement and definitive proxy statement/prospectus of PubCo, effective August 14, 2023, including those under “Risk Factors” therein, MBSC’s quarterly report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 18, 2023, and other documents filed by MBSC or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, MBSC and Greenfire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither PubCo, MBSC nor Greenfire gives any assurance that either PubCo, MBSC nor Greenfire will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION III CORP.

Date: September 12, 2023	By:	/s/ Mohsin Y. Meghji
		Name:	Mohsin Y. Meghji
		Title:	Executive Chairman of the Board of Directors

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